SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2007

Waterbank of America (USA) Inc.
(Exact name of registrant as specified in its charter)

Utah	0-51075	38-3749557
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Espirito Santo Plaza
1395 Brickell Avenue, Suite 1020
Miami, Florida    33131
(Address of principal executive offices including zip code)

(786) 597-5282
(Registrant's telephone number, including area code)

      N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 21, 2007, the Registrant entered into that certain Promissory Note dated as of June 21, 2007 (the "Note"), pursuant to which we borrowed the original principal sum of USD$200,000, bearing interest at 9% per annum, and maturing not later than ninety (90) days thereafter. The terms and conditions of the Note also provide that we will issue to the lender thirty thousand (30,000) shares of our common stock (the "Shares"). Our Chairman of the Board of Directors is one of three trustees of the entity that owns the lender. That lender has collectively advanced to the Company, including this Note, an aggregate of USD$700,000 since January 2007, all of which principal amount remains outstanding as of this date. The Note proceeds will be used to pay for certain expenses incurred in connection with the development of our distribution network, and the balance for working capital and general corporate purposes.

We issued the Shares without registration under the Securities Act of 1933, as amended (the "Securities Act") to the lender in reliance upon the exemption provided by Regulation S thereunder. The Shares may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements under the Securities Act. An appropriate legend was placed on the Shares.

A complete copy of the Note is filed as Exhibit 10.1 hereto and incorporated herein by reference. The summary of the transaction set forth above does not purport to be complete and is qualified in its entirety by reference to the exhibit.

This Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any securities. This portion of the report is being filed pursuant to and in accordance with Rule 135c under the Securities Act.

Item 3.02    Unregistered Sales of Equity Securities

On June 21, 2007, we entered into the Note and, in connection therewith, issued 30,000 shares of our common stock to one accredited investor resident in the Province of Ontario, Canada, in reliance upon the exemption provided by Regulation S of the Securities Act of 1933, as amended. For further information about the terms of this transaction, please see the disclosure under Item 2.03 above.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 28, 2007, the Board of Directors of Waterbank of America (USA) Inc. (the "Registrant"), by unanimous written consent, approved a change in the Registrant's fiscal year end to September 30 from December 31. The fiscal year change is effective beginning with the Registrant's 2007 fiscal year, which began October 1, 2006 and will end September 30, 2007. The fiscal year end change will align the Registrant's reporting cycle with the prior reporting cycle of its Canadian operating company.

The Registrant filed its audited financial information for the period ended September 30, 2006 with the Securities and Exchange Commission on Amendment No. 2 to Form 8-K/A on June 27, 2007. Results for the quarterly periods ended December 31, 2006 and March 31, 2007 are expected to be filed with the Securities and Exchange Commission as soon as practicable.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits:

10.1 Term Promissory Note dated June 21, 2007 by Registrant in favor of Forstar Capital Advisors, Inc.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 9, 2007	WATERBANK OF AMERICA (USA) INC. By: /s/ MICHEL P. PELLETIER MICHEL P. PELLETIER President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
10.1	Term Promissory Note dated June 21, 2007 by Registrant in favor of Forstar Capital Advisors, Inc. Also provided in PDF format as a courtesy.